UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

[X]  Filed by the Registrant

[   ]  Filed by a Party other than the Registrant

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]  Definitive Information Statement

HEPALIFE TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

Commission File Number: 0-29819

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:

Common ($0.001 Par Value)  Preferred ($0.10 Par Value)

2)    Aggregate number of securities to which transaction applies:

56,613,332 Shares of Common, 1,000,000 Shares of Preferred

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________

4)    Proposed maximum aggregate value of transaction:_____________________________

5)    Total fee paid:___________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for  which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:___________________________

2)    Form, Schedule or Registration Statement No.:__________

3)    Filing Party:_____________________________________

1)

Date Filed:______________________________________

HEPALIFE TECHNOLOGIES, INC.

1628 West 1st Avenue, Suite 216

Vancouver, British Columbia, Canada V6J 1G1

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF MAJORITY

SHAREHOLDERS

Dear Shareholders:

We are writing to advise you of a consent resolution approved in writing by a majority of our stockholders, in lieu of a special or annual meeting of shareholders.

On August 27th, 2003, in accordance with the relevant sections of Florida corporation law, a majority of our stockholders, holding approximately 77% of the outstanding shares of our common stock, approved the following 10 year NonStatutory Stock Option Agreements under the Company’s 2001 Incentive Stock Option Plan, which was approved by shareholders on July 12th, 2001, and entered into with the parties listed below on February 10th, 2003 and on August 27th, 2003, by unanimous approval of our Board of Directors:

Shares Under

Name

Agreement

Exercise Price

Expiry

Harmel S. Rayat

5,500,000

$0.07

February 10th, 2013

Jeet Sidhu

   750,000

$0.07

February 10th, 2013

Harvinder Dhaliwal

     75,000

$0.38

February 10th, 2013

Ranjit Bhogal

2,250,000

$0.07

February 10th, 2013

Bhupinder Mann

1,500,000

$0.07

February 10th, 2013

Harmel S. Rayat

1,500,000

$2.11

August 27th, 2013

Jeet Sidhu

   250,000

$2.11

August 27th, 2013

Ranjit Bhogal

   750,000

$2.11

August 27th, 2013

Bhupinder Mann

   500,000

$2.11

August 27th, 2013

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, which states that corporate actions to be taken pursuant to stockholder consents cannot be taken until as least 20 days after this information statement has been first sent to stockholders. This information statement is being mailed to you on or about September 2nd, 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

  By order of the Board of Directors,

/s/ Jeet Sidhu

Jeet Sidhu

Director

Vancouver, British Columbia, Canada

August 27th, 2003

HEPALIFE TECHNOLOGIES, INC.

1628 West 1st Avenue, Suite 216

Vancouver, British Columbia, Canada V6J 1G1

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on August 27th, 2003, in accordance with the relevant Sections of Florida corporation law. This action was taken by 1 person or entity which collectively owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about September 27th, 2003 to shareholders of record on August 27th, 2003. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On December 18th, 2003, our Board of Directors agreed to enter into stock option agreements with certain directors, employees and consultants for 10,000,000 out of the 40,000,000 common shares reserved for issuance under the Company’s 2001 Incentive Stock Option Plan, which was approved by shareholders on July 12th, 2001. Individual terms and conditions, such as exercise price, expiration dates and vesting periods, were established and agreed upon in individual NonStatutory Stock Option Agreements on February 10th, 2003, when the Board of Directors agreed to the following:

Shares Under

Exercise

Name of Optionee

Agreement

Price

Expiry Date

Vesting Periods

Harmel S. Rayat

5,500,000

$0.07

Feb 10, 2013

33 1/3% immediate, 33 1/3% 12 months, 33 1/3% 24 months

Jeet Sidhu

   750,000

$0.07

Feb 10, 2013

33 1/3% immediate, 33 1/3% 12 months, 33 1/3% 24 months

Ranjit Bhogal

2,250,000

$0.07

Feb 10, 2013

33 1/3% immediate, 33 1/3% 12 months, 33 1/3% 24 months

Bhupinder Mann

1,500,000

$0.07

Feb 10, 2013

33 1/3% immediate, 33 1/3% 12 months, 33 1/3% 24 months

Harvinder Dhaliwal

     75,000

$0.38

Feb 10, 2013

50% immediate, 50% in 12 months

On August 27th, 2003, the Board of Directors agreed to the following NonStatutory Stock Option Agreement:

Shares Under

Exercise

Name of Optionee

Agreement

Price

Expiry Date

Vesting Periods

Harmel S. Rayat

1,500,000

$2.11

Aug 27, 2003

50% immediate, 50% in 6 months

Jeet Sidhu

   250,000

$2.11

Aug 27, 2003

50% immediate, 50% in 6 months

Ranjit Bhogal

   750,000

$2.11

Aug 27, 2003

50% immediate, 50% in 6 months

Bhupinder Mann

   500,000

$2.11

Aug 27, 2003

50% immediate, 50% in 6 months

Shares underlying all of the above NonStatutory Stock Option Agreement were registered under Form S-8 on May 8th, 2003.

PURPOSE OF 2001 INCENTIVE STOCK OPTION PLAN

The purposes of the HepaLife Technologies, Inc. 2001 Incentive Stock Plan are to enable HepaLife Technologies, Inc. and its subsidiaries to attract, retain and motivate certain employees, officers, directors and consultants who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between such individuals and HepaLife's stockholders.

The Plan is administered by the Board of Directors. Under the Plan, the Board of Directors may award a eligible participant an Option, Stock Award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan. An Option may be either an Incentive Stock Option, in accordance with Section 422 of Code, or a Non-statutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan.

A maximum of 40,000,000 shares of Stock may be issued pursuant to the Plan or with respect to which Options may be granted under the Plan.

The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Participants will be required to pay all taxes resulting from their participation in the Plan, including as a result of purchasing, selling or otherwise disposing of shares of Stock, or receiving dividends thereon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of August 27th , 2003, except as noted in the footnotes below, by:

    - Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

    - Each of our executive officers;

    - Each of our directors; and

    - All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of August 27th, 2003, are deemed outstanding even if they have not actually been exercised.

Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of August 27th, 2003, 56,613,332 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table:

Number of Shares

Name and Address

of Common Shares

Percent

Harmel S. Rayat (1)

      44,903,332

    77%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harmel S. Rayat (2)

        7,000,000

    12%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Jeet Sidhu (3)

        1,000,000

    2.0%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harvinder Dhaliwal (4)

             75,000

    0.1%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Directors and Executive Officers

      52,928,332

    94%

as a group (3 persons)

(1) Does not include 1,900,000 shares and 1,900,000 share purchase warrants held by Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares and share purchase warrants. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) Includes 5,500,000 stock options granted on February 10th, 2003, and 1,500,000 granted on August 27th, 2003, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

(3) Includes 750,000 stock options granted on February 10th, 2003, and 250,000 granted on August 27th, 2003, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

(4) Includes 75,000 stock options granted on February 10th, 2003, which may be acquired pursuant to options granted and exercisable under the Company's stock.

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31st, 2002, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2002 that exceeded $100,000.

Summary Compensation Table

Securities

Underlying

Name and

Options

All Other

Principal Position

Year           Salary

Bonus

Other

Granted

Compensation

Harmel S. Rayat*

2002

  $144,000

   $0

$0

5,500,000

$0

CEO, President,

2001

  $144,000

   $0

$0

0

$0

Director

2000

  $62,000

   $0

$0

0

$0

Jeet Sidhu

2002

  $0

   $0

$0

750,000

$0

Director

2001

  $0

   $0

$0

0

$0

2000

  $0

   $0

$0

0

$0

Harvinder Dhaliwal

2002

  $0

   $0

$0

75,000

$0

Secretary, Treasurer,

2001

  $0

   $0

$0

0

$0

Director

2000

  $0

   $0

$0

0

$0

*During 2002, 2001 and 2000, the Company charged $144,000, $144,000 and $62,000, respectively, to operations for management and consulting fees incurred for services rendered by the Company’s President and majority stockholder. During 2002, the Company converted $204,000 of debt to equity of which $60,000 represented the accounts payable balance at December 31st, 2001 and $144,000 represented 2002 management fees accrued.  During 2001, the Company converted $134,000 of debt to equity of which $50,000 represented the accounts payable balance at December 31st, 2000 and $84,000 represented partial 2001 management fees.